Exhibit 10.7

FIRST AMENDMENT TO PROMISSORY NOTE

This First Amendment to Promissory Note (this “Amendment”), dated as of December 20, 2021, is entered into by and between Resources Acquisition Corp., a Cayman Islands exempted company (“Maker”), and Boulle Heritage LLC, a Cayman Islands limited liability company (the “Lender”, together with its registered assigns or successors in interest, “Payee”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Note (as hereinafter defined).

WHEREAS, Prior to the date hereof, pursuant to that certain Promissory Note (the “Note”), dated April 23, 2021, by and between Maker and the Lender, Maker promised to pay Payee the principal sum of Three Hundred Thousand U.S. Dollars (U.S.$300,000) or such lesser amount as shall have been advanced by Payee to Maker and shall remain unpaid under the Note as of the Maturity Date;

WHEREAS, as the date hereof, the principal amount outstanding under the Note is U.S.$0; and

WHEREAS, Maker and Lender now desire to amend the Note in accordance with the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.                  Amendment to Note. Section 1 of the Note is hereby amended and restated in its entirety as follows:

Principal. The entire unpaid principal balance of this Note shall be due and payable on the earlier of: (i) June 30, 2022 and (ii) the date on which Maker consummates an initial public offering of its securities (such earlier date of (i) and (ii), the “Maturity Date”) unless accelerated upon the occurrence of an Event of Default (as defined below). The principal balance may be prepaid at any time by Maker, at its election and without penalty. Under no circumstances shall any individual, including but not limited to any officer, director, employee or shareholder of Maker, be obligated personally for any obligations or liabilities of Maker hereunder.

2.                  Effect of Amendment. From and after the date on which this Amendment becomes effective, all references in any document to the Note shall mean such Note, as amended hereby. Except as expressly amended or modified hereby, the Note shall remain in full force and effect and is hereby ratified and confirmed.

3.                  Governing Law. This Amendment shall be governed by and shall be construed and enforced in accordance with the laws of the State of New York.

4.                Successors. The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

5.                  Execution in Counterparts. This Amendment and any signed agreement or instrument entered into in connection with this Amendment, and any amendments hereto or thereto, may be executed in one or more counterparts, all of which shall constitute one and the same instrument. Any such counterpart, to the extent delivered by means of a facsimile machine or by .pdf, .tif, .gif, .peg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any Party hereto, each other Party hereto or thereto shall re-execute the original form of this Amendment and deliver such form to all other Parties. No Party hereto shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such Party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

[Remainder of Page Intentionally Left Blank; Signatures on Following Pages]

IN WITNESS THEREOF, the parties hereto have caused this Amendment to be executed, sealed and delivered as of the date first set forth above.

RESOURCES ACQUISTION CORP.,

a Cayman Islands exempted company

By:	/s/ Martyn Buttenshaw
Name: Martyn Buttenshaw
Title: Chief Executive Officer

[Signature Page to Amendment to Promissory Note]

BOULLE HERITAGE LLC,

a Cayman Islands limited liability company

By:	/s/Audrey Richardson
Name: Audrey Richardson
Title: Alternate Manager to Jean-Raymond Boulle

[Signature Page to Amendment to Promissory Note]